Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

12. Income Taxes

            Acadia was formed as a limited liability company (LLC) that is taxed as a partnership for federal and state income tax purposes. Some of Acadia's subsidiaries are organized as LLCs and others as corporations. Prior to April 1, 2011, the Company and its subsidiary LLCs were taxed as flow-through entities and as such, the results of operations of the Company related to the flow-through entities were included in the income tax returns of its members. On April 1, 2011, the Company and its wholly-owned LLC subsidiaries elected to be taxed as a corporation for federal and state income tax purposes, and, therefore, henceforth income taxes are the obligation of the Company.

Management is not aware of any course of action or series of events that have occurred that might adversely affect the Company's flow-through tax status for periods prior to April 1, 2011.

The Company has made tax payments of $2.3 million for both the three and nine months ended September 30, 2011.

The Company's provision for income taxes for continuing operations of $0.9 million and $3.4 million for the three and nine months ended September 30, 2011, respectively, consists of (a) current and deferred tax expense on the respective periods' operating results and (b), the recognition of deferred tax expense attributable to the change in federal and state tax status of the Company and its wholly-owned LLC subsidiaries, in accordance with ASC 740 on April 1, 2011.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes. Current deferred tax assets are included in other current assets and non-current deferred tax liabilities are included in other liabilities on the Company's condensed consolidated balance sheets. Deferred tax assets and liabilities of the Company at September 30, 2011 and December 31, 2010 are as follows:

	SEPTEMBER 30, 2011	DECEMBER 31, 2010
Net operating losses and tax credit carryforwards - federal and state	$1,890	$691
Intangibles	—	44
Fixed asset basis difference	2,160	—
Prepaid items	—	57
Bad debt allowance	71	6
Accrued compensation and severance	1,659	74
Accrued expenses	1,276	376
Insurance reserves	309	315
Other assets	94	21
Valuation allowance	(898)	(447)

Total deferred tax assets	6,561	1,137
Fixed asset basis difference	(626)	(947)
Prepaid items	(72)	—
Intangibles	(22,365)	—

Total deferred tax liabilities	(23,063)	(947)

Net deferred tax asset (liability)	$(16,502)	$190

13. Income Taxes

           Acadia was formed as a limited liability company (LLC) which is taxed as a partnership for Federal income tax purposes. Some of Acadia's subsidiaries are organized as LLC's and others as corporations. The Company and its subsidiary LLCs will be taxed as flow-through entities and as such, the results of operations of the Company related to the flow-through entities are included in the income tax returns of its members.

Accordingly, taxable income of the Company is the direct obligation of the members. Management is not aware of any course of action or series of events that have occurred that might adversely affect the Company's flow-through tax status.

Some of the Company's subsidiaries are taxed as C-corporations and the respective subsidiaries are directly liable for taxes on their separate income. A tax provision has been provided for income taxes that are the responsibility of the Company or its subsidiaries in the accompanying consolidated financial statements relating to the entities that are taxed as C-corporations and for any taxing jurisdictions that do not recognize an LLC as a flow-through entity.

The Company made income tax payments of $700,000 and $30,000 for the years ended December 31, 2010 and 2009, respectively, and no payments for 2008.

	YEAR ENDED DECEMBER 31
	2010	2009	2008
Current expense	$621,541	$53,390	$20,000
Deferred benefit	(144,995)	—	—

Provision for income taxes	$476,546	$53,390	$20,000

The Company's current tax expense of $621,541 for the year ended December 31, 2010 consists of federal tax expense as well as a gross receipts tax assessed by a certain state that is accounted for as income taxes in accordance with Accounting Standards Codification 740 ("ASC 740").

The Company's effective tax rate differs from the statutory United States federal income tax rate for the years ended December 31 as follows:

	YEAR ENDED DECEMBER 31
	2010	2009	2008
Federal statutory rate	34.0%	34.0%	34.0%
State taxes, net of federal benefit	1.2	(1.0)	(1.0)
Non-Deductible items	0.1	(1.0)	—
Change in Valuation Allowance	(2.7)	—	—
Other	(26.3)	(34.0)	(34.0)

Effective tax rate	6.3%	(2.0)%	(1.0)%

The other line item shown above represents the flow-through of taxable income to the members of the Company.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes. Deferred tax assets and liabilities of the Company are as follows:

	DECEMBER 31
	2010	2009
Net operating losses and tax credit carry forwards—federal and state	$690,928	$1,279,918
Intangibles	43,861	27,502
Prepaid items	57,135	56,746
Bad debt allowance	5,785	10,069
Accrued compensation	73,776	75,284
Accrued expenses	376,301	397,344
Insurance reserves	314,637	420,297
Other assets	20,713	19,683
Valuation allowance	(446,973)	(1,367,430)

Total deferred tax assets	1,136,163	919,413
Fixed asset basis difference	(946,746)	(874,991)

Total deferred tax liabilities	(946,746)	(874,991)

Net deferred taxes	$189,417	$44,422

Based on the weight of available evidence, a valuation allowance was provided to offset the entire net deferred tax asset as of December 31, 2009. As of December 31, 2010, the valuation allowance against certain subsidiaries was released, which resulted in the recognition of a deferred tax asset of $144,495. All other net deferred tax assets remain fully reserved as of December 31, 2010.

The Company's net operating loss carry forwards as of December 31, 2010 and 2009 are approximately $2.1 million and $3.8 million, respectively. Of these amounts approximately $1.3 million as of December 31, 2010 and 2009 is attributed to a certain acquisition. The operating losses will expire between 2022 and 2028. Due to changes in ownership control, net operating losses acquired are limited to offset future income pursuant to Internal Revenue Code Section 382.

Acadia adopted the provisions of ASC Topic 740-10 formerly known as FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), on January 1, 2009. The Company's policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

As a result of the implementation of this guidance, the Company recognized no cumulative effect adjustment. The Company had $1,050,220 and $116,897 of unrecognized income tax benefits as of December 31, 2010 and 2009, respectively, of which $1,005,798 was used to reduce available net operating losses.

None of the uncertain tax positions would affect the Company's effective income tax rate if recognized. The Company has unused U.S. federal and state NOLs for years 2002 through 2007. As such, these years remain subject to examination by the relevant tax authorities.